UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Fernand LeBlanc

I, Fernand LeBlanc, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 6h day of November, 2024.

By:	/s/ Fernand LeBlanc
Fernand LeBlanc, Chairman of the Board,
President, Chief Executive Officer, Director

Depositor:                Variable Insurance Contract(s):
Union Security Insurance Company     Empower Variable Annuity
Union Security Insurance Company     Master Variable Annuity
Union Security Insurance Company     Master+ Variable Annuity
Union Security Insurance Company        TD Waterhouse Variable Annuity
Union Security Insurance Company     Triple Crown Variable Annuity

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Jennifer M. Kraus-Florin

I, Jennifer M. Kraus-Florin appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

By:	/s/ Jennifer M. Kraus-Florin
Jennifer M. Kraus-Florin
Director

Depositor:                Variable Insurance Contract(s):
Union Security Insurance Company     Empower Variable Annuity
Union Security Insurance Company     Master Variable Annuity
Union Security Insurance Company     Master+ Variable Annuity
Union Security Insurance Company        TD Waterhouse Variable Annuity
Union Security Insurance Company     Triple Crown Variable Annuity

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Mark Weniger

I, Mark Weniger, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

By:	/s/ Mark Weniger
Mark Weniger
Director

Depositor:                Variable Insurance Contract(s):
Union Security Insurance Company     Empower Variable Annuity
Union Security Insurance Company     Master Variable Annuity
Union Security Insurance Company     Master+ Variable Annuity
Union Security Insurance Company        TD Waterhouse Variable Annuity
Union Security Insurance Company     Triple Crown Variable Annuity

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Christopher J. Copeland

I, Christopher J. Copeland, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of April, 2024.

By:	/s/ Christopher J. Copeland
Christopher J. Copeland
Director

Depositor:                Variable Insurance Contract(s):
Union Security Insurance Company     Empower Variable Annuity
Union Security Insurance Company     Master Variable Annuity
Union Security Insurance Company     Master+ Variable Annuity
Union Security Insurance Company        TD Waterhouse Variable Annuity
Union Security Insurance Company     Triple Crown Variable Annuity

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Brian Borakove

I, Brian Borakove, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of November, 2024.

By:	/s/ Brian Borakove
Brian Borakove, Treasurer (Serving the Functions of
Principal Financial Officer and Principal Accounting
Officer, Director

Depositor:                Variable Insurance Contract(s):
Union Security Insurance Company     Empower Variable Annuity
Union Security Insurance Company     Master Variable Annuity
Union Security Insurance Company     Master+ Variable Annuity
Union Security Insurance Company        TD Waterhouse Variable Annuity
Union Security Insurance Company     Triple Crown Variable Annuity

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY
Lizabeth Greenamoyer

I, Lizabeth Greenamoyer, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of November, 2024.

By:	/s/ Lizabeth Greenamoyer
Lizabeth Greenamoyer, Director

Depositor:                Variable Insurance Contract(s):
Union Security Insurance Company     Empower Variable Annuity
Union Security Insurance Company     Master Variable Annuity
Union Security Insurance Company     Master+ Variable Annuity
Union Security Insurance Company        TD Waterhouse Variable Annuity
Union Security Insurance Company     Triple Crown Variable Annuity